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                                                                   Exhibit 10.18

                      SETTLEMENT AGREEMENT AND RELEASE

     THIS SETTLEMENT AGREEMENT AND RELEASE (this "Agreement"), dated as of December 18, 2000, is by and among Glacier Distribution Company, Inc., Glacier Distribution Company, LLC, Joseph Oblas, Leslie Oblas, Thomas B. Humphreys, Jocelyn Humphreys, Derek S. Humphreys, Jennifer Humphreys, David Diaz-Infante, Audra Diaz-Infante, Peter C. Gonzalez, Michelle L. Gonzalez and Information Leasing Corporation (the foregoing shall be referred to individually as a "Party" and collectively as the "Parties").

                                  RECITALS

     A. Effective June 1, 1999, Glacier Distribution Company, LLC (such Party, together with its successor in interest, Glacier Distribution Company, Inc., shall be collectively referred to herein as "Glacier") entered into Lease Nos. 33498-01, 33498-02, 33498-03 and 33498-04 (collectively, the "Leases")
with USA Capital LLC (the "Lessor") pursuant to which Glacier leased certain equipment from Lessor (the "Equipment"). The Leases are noncancellable.

     B. In connection with the execution of each of the Leases, Lessor required Glacier to execute and deliver a Collateral Addendum to Equipment Lease Agreement, whereby Lessee granted to Lessor, until the Leases expired, a security interest in the Equipment and also agreed to cross-collateralize the Leases.

     C. As an Inducement for Lessor to enter into the Leases, the payment and performance obligations of Glacier were guarantied by Joseph Oblas, Leslie Oblas, Thomas B. Humphreys, Jocelyn Humphreys, Derek S. Humphreys, Jennifer Humphreys, David Diaz-Infante, Audra Diaz-Infante, Peter C. Gonzalez and Michelle L. Gonzalez (collectively the "Guarantors"). Each Guarantor executed and delivered Guaranties to Lessor (collectively, the "Guaranties").

     D. On or about April 21, 2000, Lessor filed for protection under Chapter 11 of the United States bankruptcy laws. On or about May 18, 2000, Lessor's bankruptcy case was converted to one under Chapter 7 of the United States bankruptcy laws (the "Bankruptcy Proceedings").

     E. Prior to the commencement of the Bankruptcy Proceedings, the Leases and the Guaranties were conveyed and assigned to Credit Suisse First Boston Mortgage Capital Corp., LLC ("CSFB") and are not involved in, related with, or subject to the Bankruptcy Proceedings. CSFB has retained Information Leasing Corp. to act as survivor of these leases.

     F. The Parties have agreed to terminate the Leases and Guaranties (collectively, the "Debt Instruments") and settle the respective obligations of the Parties arising under the Debt Instruments pursuant to the terms and conditions set forth in this Agreement.


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                                   AGREEMENT

     In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1. SETTLEMENT PACKAGE. Glacier will pay, or cause to be paid, to CSFB on behalf of itself and all other parties having an interest in any of the Debt Instruments, an aggregate sum of $400,000 (the "Settlement Package") payable as follows:

          (a)  $100,000 shall be paid upon the execution of this Agreement;

          (b) the balance of the Settlement Package shall be paid in fifteen equal payments of $25,000; with each payment made on fifteenth day of each month, commencing with the month following the month in which the payment referenced in section 1(b) above is made.

     The Parties agree that the Settlement Package shall constitute full satisfaction of all known and unknown amounts due and performance obligations that are payable or performable before and after the date hereof by Glacier and the Guarantors in connection with or arising under any of the Debt Instruments or otherwise payable by or performable by Glacier or Guarantors to CSFB, any affiliate of CSFB or any other entity with any interest whatsoever in and to the Debt Instruments or any document related to the Debt Instruments.

     2. GENERAL RELEASE OF GLACIER AND GUARANTORS. CSFB hereby releases Glacier, Guarantors and all persons and parties acting by, through, under, on behalf of or in connection with any of them, including but not limited to such party's parents, subsidiaries, affiliates, partners, members, directors, officers, employees, representatives, attorneys, agents, successors and assigns (collectively, the "Lessee Released Parties"), from any and all causes of action, claims, suits, proceedings, liabilities, obligations, promises, demands, damages, losses, costs and expenses, of any nature whatsoever, at law or in equity, known or unknown, fixed or contingent, that such Party has had, now has or may hereafter have (collectively, the "Claims") against any of the Lessee Released Parties by reason of any matter, cause or thing whatsoever, arising out of or in any way related to (i) the Debt Instruments, (ii) Glacier's use of the Equipment, (iii) the termination of the Debt Instruments, and (iv) any and all other obligations, known or unknown, either related or unrelated to the Debt Instruments, owed by any of the Lessee Released Parties to CSFB, any affiliate of CSFB, and/or any party whose rights to the Debt Instruments or other evidence of indebtedness from Glacier or Guarantors were assigned to CSFB; provided, however, that the release of the Guarantors in regard to the Leases and the termination of the Guaranties in regard to the Leases shall be effective as follows: (W) all obligations arising under Lease No. 33498-04 shall be released upon payment of the first $100,000 of the Settlement Package; (X) all obligations arising under Lease No. 33498-03 shall be released upon payment of the second $100,000 of the Settlement Package; (Y) all obligations arising under Lease No. 33498-02 shall be released upon payment of the third $100,000 of the Settlement Package; and (Z) all obligations arising under Lease No. 33498-01 shall be released upon full payment of the Settlement Package.


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     3.   GENERAL RELEASE OF CSFB. Glacier and Guarantors hereby release CSFB, its affiliates and all persons and parties acting by, through, under, on behalf of or in connection with any of them, including but not limited to such Party's parents, subsidiaries, affiliates, partners, members, directors, officers, employees, representatives, attorneys, agents, successors and assigns (collectively, the "Lessor Released Parties"), from any and all Claims against any of the Lessor Released Parties by reason of any matter, cause or thing whatsoever, arising out of or in any way related to (i) the Debt Instruments,
(ii) the Equipment, or (iii) the termination of the Debt Instruments.

     4. NO ADMISSION OF LIABILITY. The Parties expressly acknowledge and agree that this Agreement is a compromise and settlement of disputed claims, and that neither the execution of this instrument nor the exchange of consideration in connection herewith shall be deemed or construed as an admission of liability on the part of any of them except as to obligations created hereunder.


     5. EQUIPMENT. Concurrently with the execution hereof, CSFB shall deliver a bill of sale, in form and substance acceptable to Glacier, conveying all of the Equipment to Glacier free and clear of all liens, encumbrances or security interests whatsoever.

     6.   REPRESENTATIONS AND INDEMNITY.

          (a) CSFB hereby represents and warrants that it is the lawful assignee and rightful owner of the Debt Instruments and has the full power and authority to settle claims relating to the Debt Instruments and the servicing of the accounts relating thereto. CSFB further represents and warrants that it is the lawful assignee of any and all other obligations of Glacier and/or Guarantors that is, or was at any time, owed to Lessor or any affiliates of Lessor.


          (b) CSFB hereby represents and warrants that neither the Debt Instruments, this Agreement, nor any other claim to be settled herein is subject to the Bankruptcy Proceedings, and that this Agreement represents the binding and enforceable obligation of CSFB, and that no approval or consent from any court or bankruptcy trustee is required in order to consummate the transactions contemplated by this Agreement.


          (c) Each of Glacier and Guarantors hereby represent and warrant that the person or entity executing this document on behalf of such Party is duly authorized to enter into and execute this Agreement on behalf of such Party.


          (d) Each Party (as such, an "Indemnitor") hereby agrees to indemnify and hold harmless any other Party to this Agreement from any and all damages or other adverse consequences, including reasonable attorneys' fees, suffered by any Party as a result of the breach by such Indemnitor of any representation or warranty contained in this section 6.


     7. ATTORNEYS' FEES AND EXPENSES. Each party hereto shall bear all attorneys' fees, costs and expenses arising from its, his or her own actions and the actions of its, his, or her own counsel in connection with this Agreement and the matters and documents referred to herein.



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     8.   CONFIDENTIALITY.  The Parties shall keep the terms of this Agreement strictly confidential. The terms of this Agreement shall not be divulged by the Parties or their agents, assigns, attorneys and/or representatives to any person or entity not a party to this Agreement, except that the Parties may disclose the terms of the Agreement to their legal counsel and any taxing authorities to the extent necessary. The Parties acknowledge that remedies at law may be inadequate to protect against breach of this covenant of confidentiality and, therefore, this covenant of confidentiality may be enforced by injunction or by suit for damages as may be appropriate. The Parties further acknowledge that the damages that will result from a breach of this covenant of confidentiality will be substantial.

     9. SUCCESSORS IN INTEREST. This Agreement shall be binding upon and inure to the benefit of the estates, executors, administrators, personal representatives, heirs, successors, and assigns of the Parties.

     10. ADDITIONAL DOCUMENTS. All Parties agree to cooperate fully, and to execute any and all documents, and to take all additional actions which may be necessary or appropriate to give full force and effect to the basic terms and intent of this Agreement.

     11. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the Parties with regard to the matters set forth herein. There are no other promises, understandings, representations, warranties, covenants, or agreements between the Parties in relation thereto, verbal or otherwise, except as expressly set forth in this Agreement.

     12. SEVERABILITY. In the event any one or more of the provisions of this Agreement shall for any reason be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     13. CHOICE OF LAW. The provisions of this Agreement shall be governed by and construed in accordance with the laws of the state of Colorado.

     14. MODIFICATION. The provisions of this Agreement may be change, waived, modified, or varied only by written agreement of all the parties hereto.

     15. COUNTERPARTS. This document may be executed in multiple counterparts or with detachable signature pages, which shall be construed together and shall be effective as if all executed in one, unified document. The Parties agree to accept and be bound by facsimile signature to this Agreement.



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     16.  HEADINGS.  The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of the Agreement.

     IN WITNESS WHEREOF, the Parties have executed this Settlement Agreement and Release on the date first set forth above.

                                    GLACIER DISTRIBUTION COMPANY, INC.


                                    By: /s/ Joseph Oblas
                                       --------------------------------------
                                        Joseph Oblas, Chief Executive Officer


                                     GLACIER DISTRIBUTION COMPANY, LLC



                                    By: /s/ Joseph Oblas
                                       --------------------------------------
                                        Joseph Oblas, Partner


                                    INFORMATION LEASING CORPORATION, as Agent for CSFB


                                    By: /s/ illegible
                                       --------------------------------------

                                    Name:
                                         ------------------------------------


                                    Title:               VP
                                          -----------------------------------



                                    JOSEPH OBLAS


                                    /S/ JOSEPH OBLAS
                                    -----------------------------------------


                                    LESLIE OBLAS


                                    -----------------------------------------



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                              THOMAS B. HUMPHREYS

                              /s/ THOMAS B. HUMPHREYS
                              ---------------------------------


                              JOCELYN HUMPHREYS


                              ---------------------------------


                              DEREK S. HUMPHREYS


                              ---------------------------------

                              JENNIFER HUMPHREYS

                              ---------------------------------

                              DAVID DIAZ-INFANTE

                              /s/ DAVID DIAZ-INFANTE
                              ---------------------------------

                              AUDRA DIAZ-INFANTE

                              ---------------------------------

                              PETER C. GONZALEZ

                              ---------------------------------


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                              MICHELLE L. GONZALEZ


                              ---------------------------------


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